Exhibit 10.1

THIRD AMENDMENT TO FIFTH AMENDED

AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (herein called this “Amendment”), dated effective as of October 30, 2015 (the “Effective Date”), is entered into by and among W&T OFFSHORE, INC., a Texas corporation, as the borrower (the “Borrower”), the various financial institutions parties hereto, as Lenders, TORONTO DOMINION (TEXAS) LLC, individually and as agent (in such capacity together with any successors thereto, the “Administrative Agent”) for the Lenders, and the issuers of letters of credit parties hereto, as issuers (collectively, the “Issuers”). Terms defined in the Credit Agreement (as hereinafter defined) are used herein with the same meanings as given them therein, unless the context otherwise requires.

W I T N E S S E T H

WHEREAS, the Borrower, the lenders party thereto (collectively, the “Lenders”), the Administrative Agent, the Issuers and the other parties thereto have heretofore executed that certain Fifth Amended and Restated Credit Agreement, dated as of November 8, 2013 (as may be amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties hereto hereby further intend to amend certain provisions of the Credit Agreement, in each case on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the undersigned hereby agree as follows:

1. Amendments to Credit Agreement.

(a) Amendment of Section 7.6. Section 7.6 of the Credit Agreement is hereby amended and restated in its entirety to the following:

Section 7.6 Limitation on Distributions; Redemptions and Prepayments of Indebtedness. No Restricted Person will make any Distribution or will redeem, purchase, retire, prepay, repay or defease any indebtedness (other than the Obligations) prior to the original maturity thereof, except:

(a) Distributions by Subsidiaries of Borrower without limitation to Borrower, or

(b) that, so long as (1) no Event of Default has occurred and is continuing or would result therefrom and (2) no Borrowing Base Deficiency has occurred and is continuing or would result therefrom, (w) the Borrower may pay interest on the Bonds or any Permitted Additional Debt on the stated, scheduled dates for payment of interest set forth in the applicable Indenture or Permitted Additional Debt Document, as applicable, (x) the Borrower may redeem, repurchase, prepay or defease the Bonds or Permitted Additional Debt (i) on the scheduled maturity date for the Bonds or Permitted Additional Debt, as applicable, (ii) in the principal amount that is required to be repaid or prepaid under the applicable Indenture or Permitted Additional Debt, as applicable, on each stated, scheduled date for repayment or prepayment of principal thereunder or (iii) with the written consent of the Required Lenders, (y) the Borrower may redeem, repurchase, prepay, repay or defease all or any portion of the Bonds or the Permitted Additional Debt in an aggregate principal amount equal to or less than the aggregate principal amount of, as applicable, any new issuance of senior unsecured notes made in accordance with Section 7.1(h) or any new incurrence of Permitted Additional Debt made in accordance with Section 7.1(k); provided, further, however, that with respect to clause (y), (A) the terms of any such new issuance of senior unsecured notes shall not contain covenants and events of default that are, taken as a whole, materially more restrictive on the Borrower than the Existing Senior Notes and (B) the scheduled maturity date of such new notes shall not be prior to the date that is six (6) months after the Maturity Date and (z) the Borrower may redeem, repurchase, prepay or defease all or any portion of the Bonds or the Permitted Additional Debt, provided that after giving effect to such redemption, repurchase, prepayment or defeasance (i) no Loans shall be outstanding, (ii) the Letter of Credit Outstandings shall not exceed $100,000,000, (iii) the then effective Borrowing Base shall not be less than $200,000,000, (iv) no Event of Default shall have occurred or be continuing and (v) no Borrowing Base Deficiency shall have occurred and be continuing or shall result therefrom.

(b) Amendment of Article 7. Article 7 of the Credit Agreement is hereby amended by deleting Sections 7.12 and 7.16 in their entirety and by amending and restating in its entirety Section 7.14 to the following:

Section 7.14 First Lien Leverage Ratio. The Borrower will not permit its First Lien Leverage Ratio as of the last day of each Fiscal Quarter (commencing with the Fiscal Quarter ending September 30, 2015) to be greater than 1.50 to 1.00.

2. Borrowing Base. For the period from and including the Effective Date to but excluding the next Determination Date, the amount of the Borrowing Base shall be equal to $350,000,000. For the avoidance of doubt, such amount of the Borrowing Base is the Borrowing Base for the October 15, 2015 Evaluation Date. Notwithstanding the foregoing, the Borrowing Base is subject to further adjustments from time to time prior to the next Determination Date pursuant to the terms of the Credit Agreement, as amended.

3. Representations and Warranties. The Borrower and each Restricted Person (if any) hereby represents and warrants that after giving effect hereto:

(a) the representations and warranties of the Borrower and such Restricted Person (if any) contained in the Loan Documents are true and correct in all material respects on and as of the Effective Date, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date;

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(b) the execution, delivery and performance by the Borrower and such Restricted Person (if any) of this Amendment are within their corporate or limited liability powers, have been duly authorized by all necessary action, require, in respect of any of them, no action by or in respect of, or filing with, any governmental authority which has not been performed or obtained and do not contravene, or constitute a default under, any provision of Law or regulation or the articles of incorporation or the bylaws of any of them or any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or such Restricted Person (if any) or result in the creation or imposition of any Lien on any asset of any of them except as contemplated by the Loan Documents other than, in each case, as would not reasonably be expected to cause a Material Adverse Change;

(c) the execution, delivery and performance by the Borrower and such Restricted Person of this Amendment constitutes the legal, valid and binding obligation of each of them enforceable against them in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to enforcement of creditors’ rights; and

(d) no Default or Event of Default has occurred and is continuing.

4. Conditions to Effectiveness.

(a) The amendments set forth in Section 1(a) and Section 1(b) of this Amendment shall each be effective as of the Effective Date upon receipt by the Administrative Agent of counterparts hereof duly executed by the Borrower, the Administrative Agent and the Required Lenders.

(b) The amount of the Borrowing Base set forth in Section 2 of this Amendment shall be deemed effective as of the Effective Date upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and the Required Lenders.

5. Post-Closing Conditions. Within sixty (60) days following the Effective Date or such later date as the Administrative Agent shall agree to in its sole discretion, the Administrative Agent shall have received counterparts of mortgages or deeds of trust (the “Permian Mortgages”), in form and substance satisfactory to the Administrative Agent in its sole discretion, duly executed and delivered by the applicable Restricted Persons in a sufficient number of counterparts for the due recording in each applicable recording office, granting to the Administrative Agent (or a trustee appointed by the Administrative Agent) first and prior Liens on the overriding royalty interest conveyed to the Borrower pursuant to the Purchase and Sale Agreement dated effective January 1, 2015 by and between the Borrower, as seller, and Ajax Resources, LLC as purchaser, as well as such other agreements, documents and other writings as may be reasonably requested by the Administrative Agent, including, without limitation, UCC-1 financing statements, authorizing resolutions, tax affidavits and applicable department of revenue

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documentation, together with evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such Permian Mortgages as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to create a valid, perfected first priority Lien against the properties purported to be covered thereby.

6. Ratification; Loan Document. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as hereby amended, is hereby ratified, approved and confirmed in each and every respect. The Borrower and each other Restricted Person (if any) hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the Loan Documents (including, without limitation, all Security Documents) to which it is a party. All references to the Credit Agreement in any Loan Document or in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as hereby amended. This Amendment is a Loan Document.

7. Costs And Expenses. As provided in Section 10.4 of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent for all reasonable costs and expenses incurred by or on behalf of the Administrative Agent (including attorneys’ fees, consultants’ fees and engineering fees, travel costs and miscellaneous expenses) in connection with this Amendment and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Administrative Agent in connection with this Amendment.

8. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

9. Severability. If any term or provision of this Amendment shall be determined to be illegal or unenforceable all other terms and provisions of this Amendment shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable Law.

10. Counterparts. This Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

11. Successors and Assigns. This Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Lender Party hereunder, to the benefit of each Lender Party and its successors, transferees and assigns.

12. No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:

W&T OFFSHORE, INC.

By:	/s/ John D. Gibbons
Name:	John D. Gibbons
Title:	Senior Vice President and Chief Financial Officer

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TORONTO DOMINION (TEXAS) LLC, as Administrative Agent

By:	/s/ Alice Mare
Name:	Alice Mare
Title:	Authorized Signatory

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TORONTO DOMINION (TEXAS) LLC, as Lender

By:	/s/ Alice Mare
Name:	Alice Mare
Title:	Authorized Signatory

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THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as Issuer

By:	/s/ Robyn Zeller
Name:	Robyn Zeller
Title:	Senior Vice President

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WELLS FARGO BANK, N.A., as Lender

By:	/s/ Richard Hawthorne
Name:	Richard Hawthorne
Title:	Director

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WELLS FARGO BANK, N.A., as Issuer

By:	/s/ Richard Hawthorne
Name:	Richard Hawthorne
Title:	Director

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CIT BANK, N.A., as Lender

By:	/s/ John Feeley
Name:	John Feeley
Title:	Director

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NATIXIS, NEW YORK BRANCH, as Lender

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

By:	/s/ Mary Lou Allen
Name:	Mary Lou Allen
Title:	Director

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NATIXIS, NEW YORK BRANCH, as Issuer

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

By:	/s/ Mary Lou Allen
Name:	Mary Lou Allen
Title:	Director

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GE BUSINESS FINANCIAL SERVICES, INC.
f/k/a/ MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC., as Lender

By:	/s/ Ryan Connelly
Name:	Ryan Connelly
Title:	Authorized Signatory

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AMEGY BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ G. Scott Collins
Name:	G. Scott Collins
Title:	Senior Vice President

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ING CAPITAL LLC, as Lender

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

By:	/s/ Michael Price
Name:	Michael Price
Title:	Managing Director

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MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Dmitriy Barskiy
Name:	Dmitriy Barskiy
Title:	Authorized Signatory

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THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Alan Dawson
Name:	Alan Dawson
Title:	Director

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CITIBANK, N.A., as Lender

By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

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FIFTH THIRD BANK, as Lender

By:	/s/ Justin Bellamy
Name:	Justin Bellamy
Title:	Director

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ABN AMRO CAPITAL USA, LLC, as Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Director

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CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:	/s/ Kristin N. Oswald
Name:	Kristin N. Oswald
Title:	Vice President

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SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:	/s/ Ryo Suziki
Name:	Ryo Suziki
Title:	General Manager

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GOLDMAN SACHS BANK, USA, as Lender

By:	/s/ Jerry Li
Name:	Jerry Li
Title:	Authorized Signatory

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CADENCE BANK, N.A., as Lender

By:	/s/ Eric Broussard
Name:	Eric Broussard
Title:	Executive Vice President

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WHITNEY BANK, as Lender

By:	/s/ Liana Tchernysheva
Name:	Liana Tchernysheva
Title:	Senior Vice President

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IBERIABANK, as Lender

By:	/s/ Moni Collins
Name:	Moni Collins
Title:	Senior Vice President

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REGIONS BANK, as Lender

By:	/s/ Kelly L. Elmore III
Name:	Kelly L. Elmore III
Title:	Senior Vice President

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COMERICA BANK, as Lender

By:	/s/ Chad Stephenson
Name:	Chad Stephenson
Title:	Vice President

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